UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2021

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street Dublin 1, Ireland	D01 K0Y85
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon Global Limited’s 2.800% Senior Notes due 2021	AON21	New York Stock Exchange
Guarantees of Aon Global Limited’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon Global Limited’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon Global Limited’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon Global Limited’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Global Limited’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon Global Limited’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon Global Limited’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon Global Limited’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 13, 2021, Aon Global Limited (f/k/a Aon plc), a limited company organized under the laws of England and Wales and a wholly owned subsidiary of Aon plc, issued an irrevocable notice of redemption to holders of its 2.800% Senior Notes due March 15, 2021 (NYSE: AON21) (the “Notes”) for the redemption of all $400 million aggregate principal amount of the Notes outstanding on February 15, 2021 (the “Redemption Date”) at a redemption price equal to $404,666,666.67 (the “Redemption Price”).

The Redemption Price, which has been calculated in accordance with the terms of the indenture and the Notes, equals the sum of (i) $400,000,000.00, or 100% of the aggregate principal amount of the Notes being redeemed, and (ii) accrued and unpaid interest to, but excluding, the Redemption Date of $4,666,666.67, equal to $11.67 per $1,000.00 principal amount of the Notes. Therefore, the aggregate Redemption Price to be paid on the Redemption Date is equal to $404,666,666.67, or $1,011.67 per $1,000.00 principal amount of the Notes.

Payment of the Redemption Price will be made on or after the Redemption Date upon presentation and surrender of the Notes (subject to applicable procedures of The Depository Trust Company) to The Bank of New York Mellon Trust Company, N.A., which will be acting as paying agent (the “Paying Agent”), at the following address: The Bank of New York Mellon Trust Company, N.A., 111 Sanders Creek Parkway, East Syracuse, NY 13057, Attn: Redemption Unit Corporate Trust Operations. The Notes called for redemption must be surrendered to the Paying Agent in order to collect the Redemption Price.

No Notes will remain outstanding following the redemption. The foregoing does not constitute a notice of redemption with respect to the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2021	AON PLC

	By:	/s/ Julie E. Cho
	Name:	Julie E. Cho
	Title:	Assistant Company Secretary